                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITOR'S CONSENT

  We consent to the incorporation by reference in Amendment No. 1 to Registration Statement No. 333-45097 of Kilroy Realty Corporation on Form S-3 and Registration Statement No. 333-43227 of Kilroy Realty Corporation on Form S-8 of our report dated March 10, 1999, appearing in this Annual Report on Form 10-K of Kilroy Realty Corporation for the year ended December 31, 1998.

Los Angeles, California
March 24, 1999